Exhibit 10.5(d)
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                         SUPPLEMENTAL SECURITY AGREEMENT
                                   (Series A)

        This Supplemental Security Agreement (the "Security Agreement") is made as of June 30,1992, by Zond Windsystem Partners, Ltd. Series 85-A, a California limited partnership ("Debtor"), to and for the benefit of Zond Windsystems Holding Company (formerly known as Zond Construction Corporation III), a California corporation ("ZWHC"), and supplements that certain Purchase Note and Security Agreement (Series A), dated as of November 7, 1985 (as heretofore and hereafter amended and supplemented, the "Series A Note Agreement"). Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Series A Note Agreement.

        1. As a supplement to the security interests granted to ZWHC under the Series A Note Agreement and as required by Section 8.2 of the Series A Note Agreement, the Debtor hereby grants to ZWHC, and ZWHC shall have, to further secure the Series A Purchase Notes and any and all payment obligations of the Debtor under the Series A Note Agreement and the Deed of Trust, a security interest in all of Debtor's rights, title and interests in and to the following:

                (a) Amended and Restated Interconnection Facilities Agreement (Monolith Projects) dated November 15, 1988 between Zond Systems, Inc., a California corporation "Zond"), and Southern California Edison Company ("SCE"), as amended by that certain Amendment No. 1 dated October 11, 1989 among Zond, SCE and Victory Garden Phase IV Partnership, a California general partnership ("VGIV"), and that certain Amendment No. 2 among Zond, SCE, VGIV, Helzel and Schwarzhoff, a California general partnership ("H&S"), Zond Windsystem Partners, Ltd., Series 85-B, a California limited partnership ("Series 85-B"), and Debtor, as further amended or modified from time to time.

                (b) Amended and Restated Interconnection Facilities Agreement Co-Ownership Agreement dated as of June 30, 1992 among Zond, VGIV, H&S, Debtor and Series 85-B, as further amended or modified from time to time.

                (c) Series A Power Co-Ownership Agreement dated as of August 30, 1990 between Zond and Debtor, as amended or modified from time to time.

                (d) Agreement Among Co-Tenants dated as of December 13, 1990 among Zond, VGIV, H&S, Debtor, Series 85-B and Sky River Partnership, a California general partnership ("Sky River"), as amended by that certain First Amendment to Agreement Among Co-Tenants (230 kv line) dated as of June 30, 1992 among Zond, VGIV, H&S, Debtor, Series 85-B, ZWHC and Sky River, as further amended or modified from time to time.

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

                (e) License Agreement dated as of June 30, 1992 among Zond, Debtor, Series 85-B, Zond Windsystem Partners, Ltd., Series 85-C, a California limited partnership ("Series 85-C"), and ZWHC, as amended or modified from time to time.

                (f) Second Amendment to Series A Deed of Trust and Assignment of Rents dated as of June 30, 1992 between Debtor and ZWHC.

                (g) Amendment No. 1 to the Power Agreement dated September 20, 1985 between SCE and Zond.

                (h) Amendment No. 2 to the Power Agreement dated September 13, 1989 between SCE and Debtor.

                (i) Amendment No. 3 to the Power Agreement dated October 31, 1991 among SCE, Debtor and Zond.

                (j) Second Amendment to Series A Grant of Easement (Western Access) dated as of June 30, 1992 between Zond and Debtor.

                (k) Second Amendment to Series A Grant of Easement (Interconnect) dated as of June 30, 1992 between Zond and Debtor.

                (l) Right of Way Agreement and Grant of Easement dated as of June 30, 1992 from Zond to Debtor Series 85-B and ZWHC.

                (m) All warranties relating to or affecting the Windsystem Collateral, including without limitation, any and all extended warranties issued by General Electric Company, a New York corporation.


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

        2. Each of the agreements described in (i) Section 1(a)-(1) above shall be deemed a part of the "Intangible Collateral" under and for all purposes of the Series A Note Agreement and (ii) Section 1(m) above shall be deemed a part of the "Windsystem Collateral" under and for all purposes of the Series A Note Agreement, and the grant of the security interests made herein by the Debtor to ZWHC shall be subject to the terms and provisions of the Series A Note Agreement, with respect to the security itnerests granted by the Debtor thereunder, including, without limitation, Sections 2.4 and 2.5 thereof.

        3. The Debtor agrees that it will execute, acknowledge and deliver such further documents and do such futher acts and things as may be requested by ZWHC in order to fully effect the purposes of this Security Agreement.

        4. The Debtor hereby consents to the assignment by ZWHC of the security interests and all other rights granted to it herein in favor of any lender to ZWHC.

        IN WITNESS WHEREOF, the Debtor has executed and delivered this Supplemental Security Agreement as of the date first above written.

                                         ZOND WINDSYSTEM PARTNERS, LTD
                                         SERIES 85-A


                                         By:  Zond Windsystems
                                              Management Corporation III,
                                              General Partner


                                              By:  /s/ Kenneth C. Karas
                                                   ---------------------------
                                              Name:  Kenneth C. Karas
                                              Title: President


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